SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 3, 2002

                              PATHMARK STORES, INC.
             (Exact name of Registrant as specified in its charter)

   Delaware                         1-5287                        22-2879612
(State or other                  (Commission                   (I.R.S. Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

200 Milik Street, Carteret, New Jersey
(Address of principal executive offices)

Registrant's telephone number, including area code:  (732) 499-3000

                             Exhibit Index on Page 3


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Item 5. Other Events.

         A copy of the press release, dated April 3, 2002, issued by the registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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                                  EXHIBIT INDEX

Exhibit
No.                      Description
-------                  -----------

99.1                     Press Release, issued by the registrant, dated
                         April 3, 2002.


                                       3
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PATHMARK STORES, INC.

Date: April 3, 2002                     By:      /Frank G. Vitrano/
                                            ------------------------------------
                                            Name:  Frank G. Vitrano
                                            Title: Director, Executive Vice
                                                   President and Chief Financial
                                                   Officer